Exhibit 31.2

OFFICER’S CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Theresa Carlise, certify that:

1. I have reviewed this Annual Report on Form 10-K for the period ended December 31, 2025 of Safe Pro Group, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 30, 2026

/s/ Theresa Carlise
Theresa Carlise
Chief Financial Officer
(Principal Financial Officer and Accounting Officer)